Equity Investments	5 Months Ended
Aug. 31, 2020
Equity Investments
Note 5 - Equity Investments

The Company purchased 10% LLC interest in API Holdings Inc., which holds certain equity investments obtained from the purchased shares of stock of four entities with ownership percentages of less than 5%. The LLC interest held by the Company was recorded at the purchase price of $19,553.

The Company follows ASU 2016-01, Financial Instruments – Overall: Recognition and Measurement of Financial Assets and Financial Liabilities, and as such, equity investments are recorded at their market value, with the change in fair value being reflected in the consolidated statements of operations. During the period from inception (April 15, 2020) to August 31, 2020, management determined that the fair value of the equity investment was $nil and as such, management recorded an impairment charge of $19,553, which was reflected in the consolidated statement of operations.